                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):

                              December 29, 2000


                         BIONOVA HOLDING CORPORATION
           (Exact name of Registrant as specified in its charter)

Delaware                            0-12177                  75-2632242
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                6701 San Pablo Avenue, Oakland, California  94608
            (Address of principal executive offices)      (Zip Code)


                Registrant's telephone number, including area code:

                                (510) 547-2395

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Item 5.  OTHER EVENTS

         On December 28, 2000, Bionova Holding Corporation ("BHC") entered into (i) a Purchase Agreement with Savia, S.A. de C.V. ("Savia") and Bionova International, Inc. and (ii) a Cash Support Agreement with Savia. BHC announced the agreements and the consummation of a portion of the transactions contemplated thereby in a press release in the form attached hereto as Exhibit 99.1.

         The descriptions of the Purchase Agreement and Cash Support Agreement contained in the press release are qualified in their entirety by reference to the Purchase Agreement and Cash Support Agreement, which are attached hereto as Exhibits 10.1 and 10.2.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  Not applicable.

         (c)      EXHIBITS.

                  4.1    Certificate of Designations for Series A Convertible
                         Preferred Stock.

                  10.1   Purchase Agreement dated as of December 28, 2000 by and
                         among BHC, Savia, S.A. de C.V. and Bionova International, Inc.

                  10.2   Cash Support Agreement dated as of December 28, 2000 by and between BHC and Savia, S.A. de C.V.

                  10.3   Funding Agreement dated as of April 12, 2000 by and between
                         BHC and Savia, S.A. de C.V.

                  10.4   Termination of Stock Purchase Agreement dated as of
                         December 28, 2000 by and between BHC and Bionova
                         International, Inc.

                  99.1   BHC January 5, 2001 Press Release.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2001                 BIONOVA HOLDING CORPORATION


                                       By: /s/Arthur H. Finnel
                                          -------------------------------------
                                           Arthur H. Finnel,
                                           Executive Vice President



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                               INDEX TO EXHIBITS

ITEM
NUMBER                              EXHIBIT
------                              -------
4.1      Certificate of Designations for Series A Convertible Preferred Stock.

10.1     Purchase Agreement dated as of December 28, 2000 by and among BHC,
         Savia, S.A. de C.V. and Bionova International, Inc.

10.2 Cash Support Agreement dated as of December 28, 2000 by and between BHC and Savia, S.A. de C.V.

10.3 Funding Agreement dated as of April 12, 2000 by and between BHC and Savia, S.A. de C.V.

10.4 Termination of Stock Purchase Agreement dated as of December 28, 2000 by and between BHC and Bionova International, Inc.

99.1     BHC January 5, 2001 Press Release.












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